Exhibit 24.2

                                POWER OF ATTORNEY


         WHEREAS, FBL FINANCIAL GROUP, INC., an Iowa corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the FBL Financial Group, Inc. Direct Stock Purchase and Dividend Reinvestment Plan;

         NOW, THEREFORE, the undersigned hereby appoints each of Edward M. Wiederstein and Stephen M. Morain as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this ___ day of ___________, 2001.


                                          --------------------------------
                                          (sign name)

                                          --------------------------------
                                          (print name)

The above Power of Attorney was signed on the date indicated below by the named persons, each of whom are directors of FBL Financial Group, Inc.

Date                                        Name

February 5, 2001                    /s/ Stanley R. Ahlerich
                                    Stanley R. Ahlerich

January 25, 2001                    /s/ Kenneth R. Ashby
                                    Kenneth R. Ashby

January 27, 2001                    /s/ Jerry L. Chicoine
                                    Jerry L. Chicoine

January 31, 2001                    /s/ Al Christopherson
                                    Al Christopherson

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February 5, 2001                    /s/ Kenny J. Evans
                                    Kenny J. Evans

January 31, 2001                    /s/ Alan Foutz
                                    Alan Foutz

January 31, 2001                    /s/ Karen J. Henry
                                    Karen J. Henry

January 30, 2001                    /s/ Richard Kjerstad
                                    Richard Kjerstad

February 7, 2001                    /s/ G. Steven Kouplen
                                    G. Steven Kouplen

January 29, 2001                    /s/ David L. McClure
                                    David L. McClure

February 2, 2001                    /s/ Stephen M. Morain
                                    Stephen M. Morain

February 2, 2001                    /s/ Howard D. Poulson
                                    Howard D. Poulson

February 12, 2001                   /s/ Frank S. Priestley
                                    Frank S. Priestley

February 1, 2001                    /s/ John Van Sweden
                                    John Van Sweden

January 28, 2001                    /s/ John Walker
                                    John Walker